UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement.
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☐	Definitive Proxy Statement.
☒	Definitive Additional Materials.
☐	Soliciting Material Pursuant to §240.14a-12.

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

THIS FILING CONTAINS A CURRENT REPORT ON FORM 8-K FILED BY ALLSCRIPTS HEALTHCARE SOLUTIONS, INC. ON SEPTEMBER 29, 2008.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 29, 2008

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-32085	36-4392754
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Merchandise Mart Plaza, Suite 2024, Chicago, Illinois 60654

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 506-1200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

As previously announced, Allscripts Healthcare Solutions, Inc. (“Allscripts”) entered into an Agreement and Plan of Merger dated as of March 17, 2008 (the “Merger Agreement”) with Misys plc (“Misys”), Misys Healthcare Systems, LLC (“MHS”), an indirect wholly-owned subsidiary of Misys, and Patriot Merger Company, LLC, pursuant to which, among other things, and subject to the satisfaction or, where permissible, waiver of the conditions set forth therein, MHS will become a wholly-owned subsidiary of Allscripts.

On September 29, 2008, Misys and Allscripts each issued a press release announcing that Misys has entered into definitive agreements providing for $325 million in financing, a part of which Misys will use to fund a portion of the $330 million payment by Misys to Allscripts contemplated by the Merger Agreement. These financings replace the $305 million term and revolving credit facility agreement dated March 19, 2008 (as amended and restated on July 22, 2008) between Misys and Lehman Brothers International (Europe). Copies of the above referenced press releases of Misys and Allscripts are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference herein.

Also on September 29, 2008, Allscripts announced that October 9, 2008 has been set as the record date for the $330 million, aggregate amount, special cash dividend contemplated by the Merger Agreement. The payment of the special cash dividend is contingent upon the closing of the transactions contemplated by the Merger Agreement (the “Transactions”), which is subject to customary closing conditions, including receipt of certain approvals of Allscripts stockholders and Misys shareholders, which are being sought at meetings scheduled for October 6, 2008. Subject to the satisfaction of the conditions to the Transactions, it is currently expected that that Transactions will be completed on October 10, 2008. A copy of Allscripts’ press release announcing the record date for the special cash dividend is attached hereto as Exhibit 99.3 and is incorporated by reference herein.

Important Additional Information and Where to Find It

This communication is being made in respect of the proposed business combination involving a subsidiary of Allscripts and MHS, a wholly owned subsidiary of Misys. In connection with this proposed transaction, Allscripts has filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement. BEFORE MAKING ANY DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT ALLSCRIPTS AND THE PROPOSED TRANSACTION. Investors and security holders can obtain copies of Allscripts’ materials (and all other offer documents filed with the SEC) when available, at no charge on the SEC’s website: www.sec.gov. Copies can also be obtained at no charge by directing a request for such materials to Allscripts at 222 Merchandise Mart Plaza, Suite 2024, Chicago, Illinois 60654, Attention: Lee Shapiro, Secretary. Investors and security holders may also read and copy any reports, statements and other information filed by Allscripts with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room. Allscripts’ directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies from the stockholders of Allscripts in favor of the proposed transaction. Information about Allscripts, its directors and its executive officers, and their ownership of Allscripts’ securities, is set forth in its definitive proxy statement for the 2008 Annual Meeting of Stockholders, which was filed with the SEC on August 21, 2008.

Forward-Looking Statements

This communication contains forward-looking statements. Those forward-looking statements include all statements other than those made solely with respect to historical fact. Forward-looking statements may be identified by words such as “believes”, “expects”, “anticipates”, “estimates”, “projects”, “intends”, “should”, “seeks”, “future”, continue”, or the negative of such terms, or other comparable terminology. Such forward-looking statements are subject to numerous risks, uncertainties, assumptions and other factors that are difficult to predict and that could cause actual results to vary materially from those expressed in or indicated by them. Such factors may include, but are not limited to: (1) the occurrence of any event, development, change or other circumstances that could give rise to the termination of the merger agreement; (2) the outcome of any legal proceedings that have been or may be instituted against Allscripts, Misys or MHS and others following announcement of entering into the merger agreement; (3) the inability to complete the proposed transaction due to the failure to obtain stockholder or shareholder approval or the failure of any party to satisfy other conditions to completion of the proposed transaction; (4) risks that the proposed transaction disrupts current plans and operations and potential difficulties in employee retention as a result of the merger; (5) the ability to recognize the benefits of the merger; (6) legislative, regulatory and economic developments; and (7) other factors described in filings with the SEC. Many of the factors that will determine the outcome of the subject matter of this communication are beyond Allscripts’, Misys’ and MHS’ ability to control or predict. Allscripts can give no assurance that any of the transactions related to the merger will be completed or that the conditions to the merger will be satisfied. Allscripts undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. Allscripts is not responsible for updating the information contained in this communication beyond the published date, or for changes made to this communication by wire services or Internet service providers.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.
Exhibit 99.1	Misys plc Press Release dated September 29, 2008

Exhibit 99.2	Allscripts Healthcare Solutions, Inc. Press Release dated September 29, 2008

Exhibit 99.3	Allscripts Healthcare Solutions, Inc. Press Release dated September 29, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

Date: September 29, 2008	By:	/s/ Lee Shapiro
Lee Shapiro
President

EXHIBIT INDEX

Exhibit No.
Exhibit 99.1	Misys plc Press Release dated September 29, 2008

Exhibit 99.2	Allscripts Healthcare Solutions, Inc. Press Release dated September 29, 2008

Exhibit 99.3	Allscripts Healthcare Solutions, Inc. Press Release dated September 29, 2008

Exhibit 99.1

FOR IMMEDIATE RELEASE

MISYS PLC

STATEMENT RE: COMMITMENTS FOR US$325 MILLION IN FINANCING

AND THE ALLSCRIPTS MERGER

THE CONSIDERATION FOR THE ALLSCRIPTS TRANSACTION IS NOW IN PLACE

London, (29 September 2008) – Misys plc (FTSE: MSY) Further to the announcement dated 16 September 2008, Misys announces that it has signed definitive agreements for US$325 million of financing to fund a portion of the consideration for the proposed merger of Misys Healthcare Systems, LLC (“MHS”) with a subsidiary of Allscripts Healthcare Solutions, Inc. (“Allscripts”) and to replace its existing revolving credit facility.

The Company also confirms that the US$150 million of proceeds from the equity offering in March 2008, which was underwritten by ValueAct Capital, the Company’s largest shareholder, was unaffected by the Lehman Brothers bankruptcy.

The Company reports that it now has sufficient funding commitments in place to finance the proposed merger transaction.

The new financing will be provided by two sources: a US$150 million revolving credit facility will be provided for a term of 18 months by a lending group comprising HSBC Bank plc, the Governor and Company of the Bank of Ireland, and The Royal Bank of Scotland plc; and the remaining US$175 million financing will be provided by ValueAct Capital under a subordinated credit facility for a term of 20 months. The proposed merger is now expected to be earnings accretive in the second full financial year before amortisation of acquired intangibles, exceptional costs and purchase accounting adjustments.

Both financing facilities will remain committed for at least eighteen months, and the Company may prepay these loans at any time without penalty. The Company has already initiated a process to refinance these debt facilities.

A letter will be sent to shareholders today containing certain information, including details of the new financing, that is supplementary to that contained in the Circular dated 3 September 2008 in connection with the proposed merger of Misys Healthcare Systems, LLC and a subsidiary of Allscripts Healthcare Solutions, Inc. and related transactions. The letter requests shareholders to approve the Transaction at the Company’s forthcoming adjourned EGM to be held at 11 am on 6 October 2008 at the offices of Allen & Overy LLP, One Bishops Square, London E1 6AD.

ENDS

MEDIA INQUIRIES	ANALYST / INVESTOR INQUIRIES
Carl Gibson	John Kiernan
T: +44 (0) 20 3320 5526	T: + 44 (0) 20 3320 5596
T: +1 917 804 0910	T: + 1 914 821 2606
M: +44 (0) 782 523 6473	M: + 1 646 233 9954
Email: carl.gibson@misys.com	Email: john.kiernan@misys.com

About Misys plc

Misys plc (FTSE: MSY.L), provides integrated, comprehensive solutions that deliver significant results to organisations in the financial services and healthcare industries. We maximise value for our customers by combining our deep knowledge of their business with our commitment to their success.

In banking and treasury & capital markets, Misys is a market leader, with over 1,200 customers, including all of the world’s top 50 banks. In healthcare, Misys is a market leader, serving more than 110,000 physicians in 18,000 practice locations and 600 home care providers. Misys employs around 4,500 people who serve customers in more than 120 countries.

We aspire to be the world’s best application software and services company, delivering results for the most important industries in the world.

Misys: Experience, Solutions, Results

Contact us today, visit: www.misys.com

Exhibit 99.2

Allscripts Announces Update on Allscripts-Misys Transaction

CHICAGO – September 29, 2008 – Allscripts Healthcare Solutions, Inc. (“Allscripts”) (Nasdaq: MDRX), the leading provider of clinical software, connectivity and information solutions that physicians use to improve healthcare, announced today that Misys plc (“Misys”) has issued a press release stating that it has sufficient funding commitments in place to finance its proposed purchase of shares of Allscripts common stock as part of a series of transactions that includes the merger of Misys Healthcare Systems, LLC with a subsidiary of Allscripts.

In its press release issued today, Misys stated that it has signed definitive agreements for $325 million of financing to replace its credit facility with Lehman Brothers. Misys stated that it will use the new credit facilities to fund a portion of the consideration for the proposed purchase of shares of common stock of Allscripts.

According to Misys, the new financing will be provided by two sources: a $150 million revolving credit facility will be provided for a term of 18 months by a lending group comprising HSBC Bank plc, the Governor and Company of the Bank of Ireland, and The Royal Bank of Scotland plc; and the remaining $175 million financing will be provided by ValueAct Capital, Misys’s largest shareholder, under a subordinated credit facility for a term of 20 months.

Misys also confirmed in its press release that the $150 million of proceeds from Misys’ equity offering in March 2008, which was underwritten by ValueAct Capital, remains in place.

About Allscripts

Allscripts (Nasdaq: MDRX) is the leading provider of clinical software, connectivity and information solutions that physicians use to improve healthcare. The company’s unique solutions inform, connect and transform healthcare, delivering improved care at lower cost. More than 40,000 physicians and thousands of other healthcare professionals in clinics, hospitals and extended care facilities nationwide utilize Allscripts to automate everyday tasks such as writing prescriptions, documenting patient care, managing billing and scheduling, and safely discharging patients, as well as to connect with key information and stakeholders in the healthcare system. To learn more, visit Allscripts at www.allscripts.com.

Additional Information and Where to Find It

This communication is being made in respect of the proposed business combination involving a subsidiary of Allscripts and Misys Healthcare Systems, LLC (“MHS”), a wholly owned subsidiary of Misys plc (“Misys”). In connection with this proposed transaction, Allscripts has filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement. BEFORE MAKING ANY DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED TRANSACTION. Investors and security holders can obtain copies of Allscripts’ materials (and all other offer documents filed with the SEC) when available, at no charge on the SEC’s website: www.sec.gov. Copies can also be obtained at no charge by directing a request for such materials to Allscripts at 222 Merchandise Mart Plaza, Suite 2024, Chicago, Illinois 60654, Attention: Lee Shapiro, Secretary. Investors and security holders may also read and copy any reports, statements and other information filed by Allscripts with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the

SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room. Allscripts’ directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies from the stockholders of Allscripts in favor of the proposed transaction. Information about Allscripts, its directors and its executive officers, and their ownership of Allscripts’ securities, is set forth in its definitive proxy statement for the 2008 Annual Meeting of Stockholders of the Company, which was filed with the SEC on August 21, 2008.

Forward-Looking Statements

This communication contains forward-looking statements. Those forward-looking statements include all statements other than those made solely with respect to historical fact. Forward-looking statements may be identified by words such as “believes”, “expects”, “anticipates”, “estimates”, “projects”, “intends”, “should”, “seeks”, “future”, continue”, or the negative of such terms, or other comparable terminology. Such statements include, but are not limited to, statements about the expected benefits of the transaction involving Allscripts, Misys Healthcare Systems, LLC and Misys, including potential synergies and cost savings, future financial and operating results, and the combined company’s plans and objectives. In addition, statements made in this communication about anticipated financial results, future operational improvements and results or conditions and approvals are also forward-looking statements. Such forward-looking statements are subject to numerous risks, uncertainties, assumptions and other factors that are difficult to predict and that could cause actual results to vary materially from those expressed in or indicated by them. Such factors may include, but are not limited to: (1) the occurrence of any event, development, change or other circumstances that could give rise to the termination of the merger agreement; (2) the outcome of any legal proceedings that have been or may be instituted against Allscripts, Misys or MHS and others following announcement of entering into the merger agreement; (3) the inability to complete the proposed transaction due to the failure to obtain stockholder or shareholder approval or the failure of any party to satisfy other conditions to completion of the proposed transaction; (4) risks that the proposed transaction disrupts current plans and operations and potential difficulties in employee retention as a result of the merger; (5) the ability to recognize the benefits of the merger; (6) legislative, regulatory and economic developments; and (7) other factors described in filings with the Securities and Exchange Commission. Many of the factors that will determine the outcome of the subject matter of this communication are beyond Allscripts’, Misys’ and MHS’ ability to control or predict. Allscripts can give no assurance that any of the transactions related to the merger will be completed or that the conditions to the transactions will be satisfied. Allscripts undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. Allscripts is not responsible for updating the information contained in this communication beyond the published date, or for changes made to this communication by wire services or Internet service providers.

Allscripts Contacts:

Dan Michelson

Chief Marketing Officer

312-506-1217

dan.michelson@allscripts.com

Todd Stein

Senior Manager/Public Relations

312-506-1216

todd.stein@allscripts.com

Bill Davis

Chief Financial Officer

312-506-1211

bill.davis@allscripts.com

Exhibit 99.3

FOR IMMEDIATE RELEASE

Allscripts Sets Record Date for Previously Announced Special Cash Dividend

CHICAGO, IL – September 29, 2008 – Allscripts Healthcare Solutions, Inc. (“Allscripts”) (NASDAQ: MDRX), the leading provider of clinical software, connectivity and information solutions that physicians use to improve healthcare, announced today that its Board of Directors has set October 9, 2008 as the record date for the previously announced special cash dividend in connection with the pending transactions with Misys plc. The payment of the special cash dividend is contingent upon the closing of the transactions contemplated by the Agreement and Plan of Merger dated as of March 17, 2008 (the “Merger Agreement”) by and among Misys plc, Misys Healthcare Systems, LLC, Allscripts and Patriot Merger Company, LLC, which is conditioned upon, among other customary conditions, receipt of certain approvals of Allscripts stockholders and Misys shareholders, which are being sought at meetings scheduled for October 6, 2008.

The special cash dividend will be paid from the proceeds of the share issuance contemplated by the Merger Agreement. The approval of such share issuance is being sought at Allscripts’ 2008 annual meeting of stockholders to be held on October 6, 2008. The special cash dividend is in the aggregate amount of $330,000,000; the corresponding per share amount of the special cash dividend will not be determined until the actual number of shares of Allscripts common stock outstanding as of the close of business on the record date of October 9, 2008 is determined. The payment of the special cash dividend will be made on October 17, 2008 on a pro-rata basis in respect of all shares of Allscripts common stock outstanding as of the close of business on the record date. Holders of Allscripts common stock who sell their shares through the payment date also will be selling their right to receive the special cash dividend. The ex-dividend date for the special cash dividend is expected to be October 20, 2008.

About Allscripts

Allscripts (Nasdaq: MDRX) is the leading provider of clinical software, connectivity and information solutions that physicians use to improve healthcare. The company's unique solutions inform, connect and transform healthcare, delivering improved care at lower cost. More than 40,000 physicians and thousands of other healthcare professionals in clinics, hospitals and extended care facilities nationwide utilize Allscripts to automate everyday tasks such as writing prescriptions, documenting patient care, managing billing and scheduling, and safely discharging patients, as well as to connect with key information and stakeholders in the healthcare system. To learn more, visit Allscripts at www.allscripts.com.

Additional Information and Where to Find It

This communication is being made in respect of the proposed business combination involving a subsidiary of Allscripts and Misys Healthcare Systems, LLC (“MHS”), a wholly owned subsidiary of Misys plc (“Misys”). In connection with this proposed transaction, Allscripts has filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement. BEFORE MAKING ANY DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED TRANSACTION. Investors and security holders can obtain copies of Allscripts’ materials (and all other offer documents filed with the SEC) when available, at no charge on the SEC’s website: www.sec.gov. Copies can also be obtained at no charge by directing a request for such materials to Allscripts at 222 Merchandise Mart Plaza, Suite 2024, Chicago, Illinois 60654, Attention: Lee Shapiro, Secretary. Investors and security holders may also read and copy any reports, statements and other information filed by Allscripts with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room. Allscripts’ directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies from the stockholders of Allscripts in favor of the proposed transaction. Information about Allscripts, its directors and its executive officers, and their ownership of Allscripts’ securities, is set forth in its definitive proxy statement for the 2008 Annual Meeting of Stockholders of the Company, which was filed with the SEC on August 21, 2008.

Forward-Looking Statements

This communication contains forward-looking statements. Those forward-looking statements include all statements other than those made solely with respect to historical fact. Forward-looking statements may be identified by words such as “believes”, “expects”, “anticipates”, “estimates”, “projects”, “intends”, “should”, “seeks”, “future”, continue”, or the negative of such terms, or other comparable terminology. Such statements include, but are not limited to, statements about the expected benefits of the transaction involving Allscripts, Misys Healthcare Systems, LLC and Misys, including potential synergies and cost savings, future financial and operating results, and the combined company’s plans and objectives. In addition, statements made in this communication about anticipated financial results, future operational improvements and results or conditions and approvals are also forward-looking statements. Such forward-looking statements are subject to numerous risks, uncertainties, assumptions and other factors that are difficult to predict and that could cause actual results to vary materially from those expressed in or indicated by them. Such factors may include, but are not limited to: (1) the occurrence of any event, development, change or other circumstances that could give rise to the termination of the merger agreement; (2) the outcome of any legal proceedings that have been or may be instituted against Allscripts, Misys or MHS and others following announcement of entering into the merger agreement; (3) the inability to complete the proposed transaction due to the failure to obtain stockholder or shareholder approval or the failure of any party to satisfy other conditions to completion of the proposed transaction; (4) risks that the proposed transaction disrupts current plans and operations and potential difficulties in employee retention as a result of the merger; (5) the ability to recognize the benefits of the merger; (6) legislative, regulatory and economic developments; and (7) other factors described in filings with the Securities and Exchange Commission. Many of the factors that will determine the outcome of the subject matter of this communication are beyond Allscripts’, Misys’ and MHS’ ability to control or predict. Allscripts can give no assurance that any of the transactions related to the merger will be completed or that the conditions to the transactions will be satisfied. Allscripts undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. Allscripts is not responsible for updating the information contained in this communication beyond the published date, or for changes made to this communication by wire services or Internet service providers.

Allscripts Contacts:

Dan Michelson

Chief Marketing Officer

312-506-1217

dan.michelson@allscripts.com

Todd Stein

Senior Manager/Public Relations

312-506-1216

todd.stein@allscripts.com

Bill Davis

Chief Financial Officer

312-506-1211

bill.davis@allscripts.com